UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
 the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2015
Sun Bancorp, Inc.
(Exact name of registrant as specified in its charter)
New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fellowship Rd., Suite 101, Mt. Laurel, N.J.	08054
(Address of principal executive Offices)	(Zip Code)

Registrant's telephone number, including area code (856) 691-7700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
On March 31, 2015, Sun Bancorp, Inc. (the "Company"), announced that its wholly owned banking subsidiary, Sun National Bank, had agreed to sell one bank branch and related assets and liabilities to Cape Bank, and will consolidate nine other bank branches across seven counties in New Jersey.  The Company's press release announcing these actions is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1	Press Release Dated March 31, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SUN BANCORP, INC.
Date: March 31, 2015	By:	/s/ Patricia M. Schaubeck
Name: Patricia M. Schaubeck
Title: Executive Vice President and
General Counsel

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
99.1	Press Release Dated March 31, 2015